YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Investor Presentation September 10, 2007 Exhibit 99.1 * *

YRC Worldwide

Roadway

YELLOW

USF

REIMER EXPRESS LINES LTD.

YRC Logistics

NEW PENN MOTOR EXPRESS, INC.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What We Do
YRC Worldwide provides global transportation services,
transportation management solutions, and logistics
management through a portfolio of successful brands.
We can handle any shipment, any where at any speed.

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Asset-based services:
Comprehensive next-day
nationwide
Extensive national networks
Truckload
Premium services
Expedited
Association
Time Definite
Parcel Consolidation
Service Portfolio
Non-asset-based services:
Contract logistics
Global shipment management
Truckload brokerage
Transportation Management

YRC Worldwide

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4 Company Facts 41 million Annual shipments 2.0 billion Annual highway miles 27 million Annual tons 90,000 Trailers 27,000 Trucks 1,000 worldwide Locations 66,000 Employees $9.9 billion Revenue

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YRC Worldwide Strategy
Yesterday
Long-haul LTL
One-trick pony
Today
Powerful
combination of
asset-based
companies plus fast
growing logistics
capabilities
Tomorrow
Integrated portfolio of
global supply chain
services built on
strong technology

YRC Worldwide

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Strategic Timeline
2000
Yellow
Corporation
+
Formed
Meridian IQ
Acquired
Roadway
Acquired
USF
+ + +
China
2002 2003 2005 2007
Drivers: Capabilities
Globalization
Scale
Synergy
Capabilities
Synergy
Globalization
Integration/Customer Penetration

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Strategic Initiatives
YRC National
Transportation
One Management
Structure
2 Brands
Greater Efficiency
YRC Enterprise
Solutions
Single Point of Contact
Enhance Growth
Opportunities
Seamless Service
Across Brands
China
Acquisitions
End-to-End Solution
Access Growth Market
Enhance Network

YRC Worldwide

CANADA
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
QUÉBEC
Edmonton
Calgary
Vancouver
Regina
Winnipeg
Thunder Bay
Montréal
Ottawa
Toronto
Charlottetown
N.B.
Augusta
Boston
WASH.
OREGON
IDAHO
MONTANA
Helena
N. DAK.
SOUTH DAKOTA
WYOMING
Sheridan
Boise
NEVADA
UTAH
Salt Lake City
COLORADO
KANSAS
ARIZONA
Phoenix
NEW MEXICO
Santa Fe
Las Vegas
Los Angeles
San Diego
San Francisco
Pacific Ocean
TEXAS
San Antonio
Houston
ARKANSAS
LOUISIANA
ALABAMA
Mobile
New Orleans
KENTUCKY
New York
Philadelphia
Washington, D.C.
Virginia Beach
Atlantic Ocean
Savannah
Jacksonville
Tampa
Miami
Nassau
THE BAHAMAS
Havana
Santa Clara
CUBA
Gulf of Mexico
MEXICO
Hermosillo
Chihuahua
Ciudad Obregón
Culiacán
Mazatlán
Saltillo
Monterrey
Monclova

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8 National Companies – Everywhere, Everyday

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9 Comprehensive Next-Day Footprint 2003 USF Reddaway, USF Holland, New Penn We now have nationwide, next-day service coverage in North America. 2007

YRC Worldwide

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With our entrance into the Regional market and improved velocity in our National networks, our shipments delivered in two days or less have increased from 36% to 60% in the last four years.
Expanded Capabilities/Improved Velocity =
Balanced Service Portfolio
3 Days
20%
4+ Days
20%
2 Days
30%
Next Day
30%
3 Days
29%
2 Days
29%
Next Day
7%
4+ Days
35%
2003 2007

YRC Worldwide

YRC Logistics

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11 Global Presence Global shipment management in over 80 countries Freight forwarding Customs brokerage Logistics management

YRC Worldwide

HARBIN
YINGKOU
BEIJING
DALIAN
YANTAI
XIAN
CHANGZHOU
NANJING
WUXI
KUNSHAN
SUZHOU
SHANGHAI
NINGBO
HANGZHOU
WUHAN
CHENGDU
FUZHOU
XIAMEN
GUANGZHOU
SHENZHEN
KAOHSIUNG

Legend

YRC Logistics Coverage

YRC Logistics™

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12 China Network Coverage-Today

YRC Worldwide

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China Acquisition
Announced in Q2
Shanghai Jiayu Logistics Limited
Ground transportation
Significant earnings potential
200 locations
3,000 vehicles
Over 30,000 customers
Primarily Chinese customer base

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China Network Coverage including
JHJ and Jiayu Acquisition
Chengdu
Chongqing
Changsha
Wuhan
Xiamen
Shenzhen
Qingdao
Yantai
Beijing
Tianjin
Shijiazhuang
Dalian
Guangzhou
Harbin
Xian
Baoding
Fuzhou
Hefei
Jinjiang
Quanzhou
Zhangzhou
Lanzhou
Shantou
Donguan
Foshan
Kaiping
Zhuhai
Shunde
Jiangmen
Zhongshan
Guiyang
Haikou
Zhanjiang
Tangshan
Cangzhou
Langfang
Bazhou
Taiyuan
Zhengzhou
Luoyang
Jiamusi
Zhuzhou
Jilin
Changchun
Baishan
Tonghua
Jinzhou
Dandong
Fengcheng
Fushun
Shenyang
Yingkou
Liaoyang
Jiaozhou
Jinan
Zibo
Xianyang
Baoji
Kunming
Dali
Ningbo
Wenzhou
Yuyao
Shaoxing
Fuyang
Hangzhou
Shanghai
Nanjing
Wuhu
Zhangjiagang
Suzhou
Kunshan
Wujiang
Zhenjiang
Jingjiang
Changzhou
Growth Opportunities
Intra China Demand
International Demand

YRC Worldwide

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15 Origin Transportation Destination End-to-End Global Solutions - 2008 Real-time Information

YRC Worldwide

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Growth of International
0
150
300
450
600
750
900
1050
1200
1350
1500
1650
1800
1950
2100
2250
2400
2550
2700
2850
3000
3150
3300
3450
3600
3750
3900
4050
4200
4350
4500
4650
4800
4950
5100
5250
5400
5550
5700
5850
6000
2004 2006*
0
100
200
300
400
500
600
700
800
2004 2006*
Employees Revenue
Company facilities in 22 countries in Asia, Europe, North and South America.
YRCW’s expectation regarding its projected revenue information is only YRCW’s forecast regarding this matter.  This forecast may be substantially different from actual results. In addition to the factors described in the Cautionary Statement Regarding Forward-Looking Information, the following factors could affect YRCW’s projected revenue information:
the accuracy of estimates regarding  shipments; the ability to successfully complete strategic acquisitions, including Jiayu;  and changes in YRCW’s strategic direction.
(in millions)
1,625
5,750
$220
$720
*End of year 2006 includes 100% of JHJ, Jin Jang, and anticipated Jiayu revenue and employees (blue shaded area).

YRC Worldwide

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Enterprise Solutions Group
Objective
Penetrate targeted large strategic accounts
Long-term profitable growth
Strategy
Identify and provide tailored solutions from the suite of
YRCW services
Customer Benefits
Easier access to YRCW
One point of contact

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*Adjustments from reported earnings per share and operating income related to property gains/losses, acquisition/disposition-related charges, and reorganization charges.
Management does not consider these when evaluating core operations. A  reconciliation of these amounts is contained in our Form 8-K filed on September 10, 2007.
** Free cash flow is calculated as net cash from operating activities plus stock option proceeds less net capital expenditures.  A reconciliation of this amount is contained in our annual earnings releases.  A reconciliation of  these amounts is contained in Form 8-K filed on September 10, 2007.
2006 Record Operating Income
2006 Adjusted Earnings Per Share $5.01*
Financial Results
Reported Revenue
(in billions)
Adjusted Operating
Income*
(in millions)
2002 2003 2004 2005 2006 2002 2003 2004 2005 2006
$117
$3.1
$6.8
$8.7
$357
$544
$2.6
$9.9
$563
$55
ROCC Greater than WACC for 4 Years
Generated $235 Million Free Cash Flow**

YRC Worldwide

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Defined Benefit Plan Funding: $131 million
Red Star MEPPA Funding $49 million
Financial Results
$253
$235
$200 - 225
2005 2006 2007E
Free Cash Flow*
(in millions)
* Free cash flow is calculated as net cash from operating activities plus stock option proceeds less net capital expenditures.  A reconciliation of these amounts is contained in our Form 8-K filed on September 10, 2007.
YRCW’s expectation regarding its projected free cash flow information is only YRCW’s forecast regarding this matter.  This forecast may be substantially different from actual results. In addition to the factors described in the Cautionary Statement Regarding Forward-Looking Information, the following factors could affect YRCW’s projected free cash flow  information: the accuracy of estimates regarding shipments, spending requirements (including capital expenditures) and the exercise of stock options;  and changes in
YRCW’s strategic direction.

YRC Worldwide

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Economic Update
Goods economy not recovering as expected
No signs of normal seasonal peak - yet
YRCW managing business for continued soft economy
Relentless focus on cost management
Emphasis on cash and return on capital
Prudently managing capital investment
Continued ability to achieve strategic objectives
Capital structure refinancing complete
Strong balance sheet
Tremendous upside operating leverage

YRC Worldwide

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Labor Update
National Master Freight Agreement (NMFA)
Covers Yellow, Roadway, New Penn and USF Holland
Current contract expires March 31, 2008
Commence discussions in September
Possibility of early renewal

YRC Worldwide

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Notice
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This Investor Presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-looking statements include those preceded by, followed by or including the words “should,” “could,”
“may,” “expect,” “believe,” “estimate” or similar expressions.  The expectations set forth in this Investor
Presentation regarding, among other things, the company’s China acquisition, international growth, and labor negotiations, are only the Company’s expectations regarding these matters.  Actual results could differ materially from those projected by these forward-looking statements due to a number of factors, including
(without limitation), inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the Company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing of rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from acquisitions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, and labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements, employee satisfaction, ability to successfully complete strategic acquisitions, including
(without limitation) in Asia, changes in the company strategic direction, and the risk factors contained in the
Company’s periodic reports filed with Securities Exchange Commission, including the Company’s Annual
Report on Form 10-K for the year ended December 31, 2006.

YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

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